UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

March 17, 2006
Date of Report (Date of earliest event reported)

VISKASE COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-5485	95-2677354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Willowbrook Centre Parkway
Willowbrook, Illinois	60527
(Address of principal executive offices)	(Zip Code)

(630) 789-4900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 17, 2006, Viskase Companies, Inc. (the “Company”) and LaSalle Bank National Association (“LaSalle”) executed an Amendment to Pledge Agreement (the “Amended LaSalle Pledge Agreement”), pursuant to which the Company, as required by that certain Indenture dated as of June 29, 2004 by and between the parties, granted a security interest in certain shares of its recently formed Mexico subsidiary, Viskase del Norte, S.A. de C.V. (“Viskase Mexico”), to LaSalle.

On March 28, 2006, the Company and Wells Fargo Foothill, Inc., a California corporation (the “Lender”), executed a First Amendment to Loan and Security Agreement (the “Amended Loan Agreement”), pursuant to which the parties agreed to amend the Loan and Security Agreement dated as of June 29, 2004 (the “Original Loan Agreement”). The Amended Loan Agreement makes certain adjustments to the terms and conditions of the Original Loan Agreement to provide for the existence of Viskase Mexico and the sale of inventory and funding of loans by the Company to Viskase Mexico. In addition, pursuant to the Amended Loan Agreement, the Lender has agreed to waive the breach of certain provisions of the Original Loan Agreement resulting from the Company’s formation of Viskase Mexico, the transfer by the Company of certain of its equipment and inventory to Viskase Mexico’s facility and the making of certain investments by the Company in Viskase Mexico. The Lender has also consented to the sale of such inventory and equipment by the Company to Viskase Mexico.

Also on March 28, 2006, in connection with the Amended Loan Agreement, the Company and the Lender executed the First Amendment to Pledge Agreement (the “Amended Wells Fargo Pledge Agreement”) to amend the description of pledged collateral to include certain shares of Viskase Mexico.

Copies of the Amended LaSalle Pledge Agreement, the Amended Loan Agreement and the Amended Wells Fargo Pledge Agreement are attached to this Current Report as Exhibits 10.1, 10.2 and 10.3, respectively. Each of the exhibits is incorporated herein by reference in response to this Item 1.01.

Item 9.01	Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description
10.1	Amendment to Pledge Agreement, dated as of March 17, 2006, by and between Viskase Companies, Inc. and LaSalle Bank National Association.
10.2	First Amendment to Loan and Security Agreement, dated as of March 28, 2006, by and between Viskase Companies, Inc. and Wells Fargo Foothill, Inc.
10.3	First Amendment to Pledge Agreement, dated as of March 28, 2006, by and between Viskase Companies, Inc. and Wells Fargo Foothill, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VISKASE COMPANIES, INC.
(Registrant)

Dated: April 4, 2006

	By:	/s/Gordon S. Donovan
Gordon S. Donovan
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

10.1	Amendment to Pledge Agreement
10.2	First Amendment to Loan and Security Agreement
10.3	First Amendment to Pledge Agreement